Exhibit 10.16

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of May 16, 2017 (this “Agreement”), is made and entered into by and among Summit Semiconductor, LLC, a Delaware limited liability company (the “Company”), each Subordinated Party identified on the signature pages hereto (the “Subordinated Parties” and each, a “Subordinated Party”) and each Senior Party identified on the signature pages hereto (the “Senior Parties” and each, a “Senior Party”).

WITNESSETH:

WHEREAS, pursuant to the Securities Purchase Agreement dated as of May 16, 2017 by and between the Company and the Senior Parties (as the same may be amended, restated or supplemented from time to time hereafter in accordance with the terms hereof, the “Senior Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Senior Purchase Agreement), the Senior Parties agreed to purchase certain Senior Secured Original Issue Discount Convertible Notes (the “Senior Notes” and together with the Senior Purchase Agreement and the other Loan Documents (as defined in the Senior Purchase Agreement) (the “Senior Loan Documents”) from the Company;

WHEREAS, reference is made to (i) the Securities Purchase Agreement dated as of November 18, 2016 by and between the Company and the Subordinated Parties party thereto (as the same may be amended, restated or supplemented from time to time hereafter in accordance with the terms hereof, the “First Series D Purchase Agreement”), (ii) the Securities Purchase Agreement dated as of November 30, 2016 by and between the Company and the Subordinated Parties party thereto (as the same may be amended, restated or supplemented from time to time hereafter in accordance with the terms hereof, the “Second Series D Purchase Agreement”), (iii) the Securities Purchase Agreement dated as of _________ by and between the Company and the Subordinated Parties party thereto (as the same may be amended, restated or supplemented from time to time hereafter in accordance with the terms hereof, the “Series C Purchase Agreement”), (iv) the Security and Loan Agreement dated as of _________ by and between the Company and Carl Berg (as the same may be amended, restated or supplemented from time to time hereafter in accordance with the terms hereof, the “Berg Loan Agreement”), and (v) all documentation evidencing the loans made to the Company by Inizio Capital in the approximate amount of $39,000, John Heilshorn in the approximate amount of $56,000.00, Peter Clark in the approximate amount of $56,000.00, Jay Bhardawa in the approximate amount of $56,000.00, and Christopher & Kassandra Hugill in the approximate amount of $30,000.00 (clause (v), collectively, the “Other Loans” and together with the First Series D Purchase Agreement, the Second Series D Purchase Agreement, the Series C Purchase Agreement, the Berg Loan Agreement and all other agreements entered into from time to time in connection with the foregoing, the “Subordinated Loan Documents”);

WHEREAS, in order to induce Senior Parties to enter into the Senior Loan Documents, the Senior Parties have required the Subordinated Parties and the Company to enter into this Agreement effective as of the earlier of (1) the Second Closing Date and (2) June 7, 2017 (the “Effective Date”) to (i) establish the priority of the payments under the Senior Loan Documents and the Subordinated Loan Documents and (ii) address certain related matters;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, each party hereto hereby agrees as follows as of the Effective Date:

1.          Subordination. Each Subordinated Party subordinates any and all obligations of the Company to such Subordinated Party under the Subordinated Loan Documents (collectively, the “Subordinated Debt”), in favor of any and all obligations of the Company to the Senior Parties, however and whenever created, arising or evidenced, whether now existing or hereafter arising, whether joint or several, whether direct or indirect, whether absolute or contingent, whether arising by operation of law or otherwise, whether due or to become due, whether directly with the Company or with one or more other obligors, and whether acquired outright, conditionally or as collateral security from any other Person (the “Senior Debt”). Each Subordinated Party and the Company agree that no Subordinated Party will ask for, demand, sue for (including, without limitation, commencing, prosecuting or participating in any administrative, legal or equitable action (including any bankruptcy proceeding) against the Company or with respect to the Subordinated Debt), receive or exercise any remedy with respect to, and the Company will not make any payment or distribution (whether directly or indirectly, including, without limitation, whether made in cash, securities or other property or by set-off) with respect to any Subordinated Debt until payment in full (hereinafter referred to as “Paid in Full” or “Payment in Full”) in cash of the Senior Debt after the termination of all commitments under the Senior Loan Documents; provided, however, that in the event that a Subordinated Party receives any such payment or distribution prior to the Payment in Full of the Senior Debt, such Subordinated Party shall hold such payment or distribution in trust for the Senior Parties and shall either (i) promptly, but in any event within three (3) Business Days, deliver the same to the Senior Parties after receipt thereof, with any necessary endorsements, or (ii) promptly, but in any event within three (3) Business Days, pay the amount of such payment to the Senior Parties, in either case, without any withholding, setoff or other deduction.

2.         Representations, Warranties and Covenants by the Subordinated Party. Each Subordinated Party represents and warrants to, and covenants with, the Senior Parties that (a) other than this Agreement, such Subordinated Party has not either given or executed any prior subordination agreement, security agreement or assignment which is presently effective with respect to the Subordinated Debt and shall not give or execute any subordination agreement, security agreement or assignment with respect to the Subordinated Debt, (b) the Subordinated Debt is, and shall remain, unsecured (provided, that in the event that the foregoing is violated, any Lien upon any Collateral in favor of the Senior Parties has and shall have priority over any Lien upon any Collateral in favor of such Subordinated Party and such Lien of such Subordinated Party is and shall be, in all respects, subject and subordinate to the Liens of the Senior Parties therein to the full extent of the Senior Debt), (c) other than the obligations owing to a Subordinated Party arising under the Subordinated Loan Documents or any other agreement entered into in connection therewith, there is currently no, and there shall not hereafter be any, Indebtedness or obligations owing by the Company to any Subordinated Party (provided, that in the event that the foregoing is violated, the payment of any such Indebtedness or obligations shall be subordinate and subject in right and time of payment to the Payment in Full of the Senior Debt to the extent set forth herein), (d) the Subordinated Loan Documents shall not be amended, modified, assigned or otherwise transferred without the prior written consent of the Senior Parties, (e) the Senior Loan Documents may be amended, restated, supplemented, modified, renewed or extended from time to time without notice to, or consent from, any of the Subordinated Parties without affecting the validity or effectiveness of this Agreement, (f) no Subordinated Party shall initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any Liens securing the Senior Debt, and (g) this Agreement has been duly executed and delivered by each Subordinated Party and constitutes the legal, valid and binding obligation of each Subordinated Party enforceable against each such Subordinated Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity.

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3.          Bankruptcy, Etc. In the event (a) of the filing by or against the Company of any proceeding alleging that the Company is insolvent or unable to pay its debts as they mature, (b) a petition under any chapter of the bankruptcy code, is filed by or against the Company, or (c)  the Company makes an assignment for the benefit of creditors, (i) the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Parties, on the one hand, and the Subordinated Parties, on the other hand; (ii) all of the Senior Debt shall first be indefeasibly Paid in Full in cash before any payment on account of the Subordinated Debt is made, and any payment or distribution of any kind or character, whether in cash property or securities which may be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Parties for application in payment of the Senior Debt; and (iii) each Subordinated Party hereby irrevocably authorizes, empowers and appoints the Senior Parties or their representative, as its agent and attorney-in-fact, to execute, verify, deliver and file such proofs of claim and vote such claims with respect to the Subordinated Debt in any manner as the Senior Parties deems advisable in its sole and absolute discretion (such power shall be coupled with an interest and shall be deemed irrevocable until Payment in Full of the Senior Debt).

4.          Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Senior Debt is rescinded or must otherwise be restored or returned by the Senior Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its assets or otherwise, all as though such payments had not been made.

5.          Subrogation. No Subordinated Party shall exercise any rights against the Company which such Subordinated Party may acquire by way of subrogation or otherwise, until after Payment in Full of the Senior Debt. If any amount is paid to any Subordinated Party on account of subrogation rights under this Agreement at any time prior to the Payment in Full of the Senior Debt, the amount shall be held in trust for the benefit of the Senior Parties and shall be promptly paid to the Senior Parties to be credited and applied to the Senior Debt, whether matured, unmatured, absolute or contingent, in accordance with Section 1 above.

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6.          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via e-mail or facsimile at the e-mail address or facsimile number set forth on the signature pages attached hereto, as applicable, at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via e mail or facsimile at the e-mail address or facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

7.          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.          Amendments in Writing; No Waiver; Cumulative Remedies. None of the provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each party hereto. No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any party hereto of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that any party hereto would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.         Section Headings. The section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

10.       Successors and Assigns. All references herein to any party hereto shall be deemed to include such party’s successors and assigns (including, without limitation, a receiver, trustee or debtor-in-possession of or for any of the Subordinated Parties and/or the Company); provided, however, that no Subordinated Party nor the Company shall have the right to assign this Agreement without the prior written consent of the Senior Parties.

11.        Counterparts. This Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile or electronic mail in portable document format), each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

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12.        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, members, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.        Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

14.        WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[signatures appear on the following pages]

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IN WITNESS WHEREOF, each of the Company, the Subordinated Parties and the Senior Parties have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the date first above written.

COMPANY:

SUMMIT SEMICONDUCTOR, LLC

By:
Name:	Brett Moyer
Title:	Chief Executive Officer

Address for Notices:

[Signature page to Intercreditor Agreement]

SUBORDINATED PARTIES:

By:
Name:
Title:

Address for Notices:

[Signature page to Intercreditor Agreement]

SENIOR PARTIES:

MARCORP SIGNAL, LLC

By:
Name:
Title:

Address for Notices:

[Signature page to Intercreditor Agreement]